USAA SMALL CAP STOCK FUND Fund Shares/USCAX ■ Institutional Shares/UISCX	SUMMARY PROSPECTUS December 1, 2015 As Supplemented September 2, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated December 1, 2015, as supplemented September 2, 2016, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Small Cap Stock Fund (the Fund) seeks long-term growth of capital.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees
(fees paid directly from your investment)

Fund Shares		None
Institutional Shares		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.
	Shares	Shares
Management Fee (fluctuates based on the
Fund’s performance relative to a securities
market index)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.40%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Operating Expenses	1.16%	1.00%

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$118	$368	$638	$1,409
Institutional Shares	$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund also is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies.

An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index, an additional broad-based securities market index, with investment characteristics similar to the Fund, and an index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.96%	September 30, 2009
Lowest Quarter Return	–25.38%	December 31, 2008
Year-to-Date Return	–8.58%	September 30, 2015

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS For Periods Ended December 31, 2014

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception		Inception Date

Small Cap Stock Fund Shares
Return Before Taxes	2.67%	15.16%	7.43%
Return After Taxes on Distributions	–0.23%	13.82%	6.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	12.00%	5.79%

Institutional Shares						8/1/2008
Return Before Taxes	2.77%	15.54%	–	9.98%

Indexes
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	7.77%	10.02%	*
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)	5.76%	17.27%	9.02%	11.62%	*
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	4.09%	14.71%	7.93%	10.03%	*

*The performance of the Russell 2000 Index, S&P SmallCap 600 Index, and the Lipper Small-Cap Core Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

SUBADVISER(S)

Wellington Management Company LLP (Wellington Management)

Cambiar Investors, LLC (Cambiar)

Granahan Investment Management, Inc. (GIMI)

PORTFOLIO MANAGER(S)

Wellington Management

Timothy J. McCormack, CFA, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since July 2008 and has been involved in portfolio management and securities analysis for a portion of the Fund since December 2003.

Shaun F. Pedersen, Senior Vice President, Partner, and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for a portion of the Fund since 2004.

Cambiar

Brian M. Barish, CFA, is the President and Chief Investment Officer of Cambiar and is responsible for the oversight of all investment functions at the firm. He has co-managed a portion of the Fund since July 2012.

Andrew P. Baumbusch is an Investment Principal at Cambiar. He has co-managed a portion of the Fund since July 2012.

Jeffrey H. Susman is an Investment Principal at Cambiar. He has co-managed a portion of the Fund since July 2012.

Anna (Ania) A. Aldrich, CFA, is an Investment Principal at Cambiar. She has co-managed a portion of the Fund since July 2012.

Timothy A. Beranek is an Investment Principal at Cambiar. He has co-managed a portion of the Fund since December 2015.

Colin M. Dunn, CFA, is an Investment Principal at Cambiar. He has co-managed a portion of the Fund since December 2015.

GIMI

Gary C. Hatton, CFA, is co-Founder and Chief Investment Officer of GIMI and a Managing Director serving on the Executive Committee. He has co-managed a portion of the Fund since July 2012.

Jane M. White, is co-Founder and President and Chief Executive Officer of GIMI, as well as a Managing Director serving on the Executive Committee. She has co-managed a portion of the Fund since July 2012.

Jennifer M. Pawloski is a Vice President and Portfolio Manager at GIMI with an expertise in the Technology sector. She has co-managed a portion of the Fund since July 2012.

Andrew L. Beja, CFA, is a Vice President and Portfolio Manager at GIMI with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since July 2012.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund through USAA Brokerage Services on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries, and if you have an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

•	Minimum initial purchase: $3,000

•	Minimum subsequent investment: $50

Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98020-0916

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